SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 30, 2016

ELEPHANT TALK COMMUNICATIONS CORP.

(Exact name of registrant as specified in Charter)

Delaware	000-030061	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 984-1096

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition or Disposition of Assets

On September 30, 2016, Elephant Talk Communications Corp. (the “Company”) entered into a share purchase agreement (the “SPA”) with VSFT Holdings, Inc. (the “Buyer”), a company formed by Patrick M. Carroll, the former President of the Company and the original founder and Chief Executive Officer of ValidSoft (as defined below), and certain third party investors, pursuant to which the Company sold its wholly-owned subsidiary, ValidSoft Limited (“ValidSoft Limited”), including ValidSoft Limited’s wholly-owned subsidiary ValidSoft UK Limited (collectively with ValidSoft Limited, “ValidSoft”), to the Buyer. ValidSoft provides cloud-based authentication and voice-biometrics technology and services that are designed to combat electronic fraud and enhance cyber security across all payment channels.

Pursuant to the terms of the SPA, the Buyer purchased ValidSoft, and assumed all of its liabilities, for $2,000,000 in cash and a $1,000,000 unsecured promissory note in favor of the Company (the “Note”). The purchase price was determined based upon a revenue multiple that the Company believed was consistent with market rates given the nature and state of the ValidSoft business. In addition, the Company received a right of first refusal with respect to any future sale of shares (subject to certain limitations described in the SPA) or assets of ValidSoft by the Buyer. The Company has applied the cash proceeds of the ValidSoft sale towards reducing its outstanding debt obligations to its senior secured lender.

The Note, which was issued by the Buyer on September 30, 2016, bears interest at 5% per annum and matures on September 30, 2018. Upon an event of default, which may occur following any failure by the Buyer to make a payment under the Note when due, upon any other breach of the Note or the SPA by the Buyer or upon bankruptcy, liquidation, dissolution of winding up of the Buyer, all obligations under the Note will become immediately due and payable to the Company. Pursuant to the terms of the Note, the Buyer is obligated to make quarterly payments under the Note in an amount equal to 5% of quarterly gross revenue of ValidSoft. The Buyer may prepay the Note at any time without penalty. The Note is subordinated to certain outstanding indebtedness of the Buyer.

In connection with the sale of ValidSoft, on September 30, 2016, the Company entered into a license agreement (the “License Agreement”) with the Buyer pursuant to which the Company’s subsidiary received a worldwide, perpetual, irrevocable, non-exclusive, non-transferable (except in limited circumstances), non-sublicensable (except in limited circumstances) license to embed ValidSoft’s authentication and voice biometric technology in its cloud-based mobility platform and to certain other services as described in more detail in the License Agreement (the “Products and Services”). The license, which is royalty free and has been granted by the Buyer at no cost to the Company, is valid for the use of the Products & Services for authentication purposes in respect of those end-users who are: (a) employees, consultants, contractors and other personnel of the Company or (b) customers of the Company’s technology for cloud-mobility and cloud-messaging platform. The license is limited by the number of end-users that the Company may authorize to utilize the Products and Services, but the Buyer agreed to negotiate in good faith with the Company in the event that the license is needed for additional end-users. The License Agreement may be terminated by either party upon a material breach by the other party of the License Agreement or upon the institution of bankruptcy, dissolution or liquidation proceedings as described in the License Agreement. The License Agreement is subject to certain indemnification and confidentiality provisions.

The foregoing description of the sale of ValidSoft, the Note and the License Agreement do not purport to be complete and are qualified in their entirety by reference to the form of SPA, the Note and the License Agreement, a copy of which is being filed as Exhibit 10.1, 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On October 4, 2016, the Company issued a press release announcing the sale of ValidSoft, a copy of which is furnished as Exhibit 99.1 to this current report on Form 8-K. In the press release, the Company noted that additional value is immediately derived from this sale of ValidSoft by the cessation of cash burn associated with the net losses operationally incurred by ValidSoft and that the net value of the sale immediately moves the Company to EBITDA neutral, as operationally adjusted for restructuring charges at the end of September 2016.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2016, as a consequence of the Company’s sale of ValidSoft, Mr. Carroll resigned as the Company’s President to focus on leading ValidSoft.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Share Purchase Agreement dated September 30, 2016
10.2	Promissory Note dated September 30, 2016
10.3	License Agreement dated September 30, 2016
99.1	Press release dated October 4, 2016

Forward-Looking Statements:

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to the Company’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in the Company’s filings with the Securities and Exchange Commission, copies of which are available from the SEC or may be obtained upon request from Elephant Talk.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2016	ELEPHANT TALK COMMUNICATIONS CORP.

	By:	/s/ Robert H. Turner
Name: Robert H. Turner
Title: Executive Chairman